Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION
1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report on Form 10-K of Ascential Software Corporation (the “Company”) for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Peter Gyenes, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, to the best of his knowledge and belief, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter Gyenes

Peter Gyenes
Chief Executive Officer
Date: March 16, 2005